SUBSIDIARY DISPOSAL	12 Months Ended
Dec. 31, 2025
Subsidiary Disposal
SUBSIDIARY DISPOSAL

22. SUBSIDIARY DISPOSAL

In August 2025, the Company completed the sale of its 100% equity interest in a subsidiary operating in logistic activities for total consideration of $8,286. Prior to the sale, the assets and liabilities of this subsidiary were classified as “Held for Sale” in the Consolidated Balance Sheet. In accordance with ASC 205-20, this disposal did not meet the criteria for classification as a “Discontinued Operation” as it does not represent a strategic shift that has a major effect on the Company’s operations and financial results. Therefore, the subsidiary’s results are included within continuing operations for all periods presented.

The Company recognized a pre-tax gain of $6,603 on the sale, recorded within Gain on sale of subsidiary within Other Expense (Income) in the Consolidated Statement of Operations and Comprehensive Loss.